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Exhibit 10.6

SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

        This Second Amendment to Loan and Security Agreement is entered into as of March 21, 2003 by and between COMERICA BANK-CALIFORNIA ("Bank") and SPY OPTIC, INC., a California corporation ("Borrower").

RECITALS

        Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 5, 2001, as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of July 17, 2002 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, the parties agree as follows:

        1.     The following defined terms in Exhibit A to the Agreement hereby are amended to read, or added, as follows:

          "Committed Revolving Line" means a Credit Extension of up to Six Million Dollars ($6,000,000) (inclusive of any amounts outstanding under the Letter of Credit Sublimit).

          "Credit Extension" means each Advance, Term Loan, or any other extension of credit by Bank for the benefit of Borrower hereunder.

          "Revolving Maturity Date" means June 5, 2005.

          "Term Loan" means the facility under which Borrower may request Bank to issue a term loan, as specified in Section 2.1(e) hereof.

          "Term Loan Maturity Date" means March 21, 2007.

        2.     Section 2.1(c) of the Agreement hereby is amended in its entirety to read as follows:

            (c)    Intentionally Omitted.

        3.     Section 2.1(e) hereby is added to the Agreement to read as follows:

            "(e)    Term Loan.

              (i)    Subject to and upon the terms and conditions of this Agreement, on the date of this Amendment, Bank agrees to make one term loan to Borrower in an aggregate amount of Five Hundred Thousand Dollars ($500,000) (the "Term Loan") which amount shall be used to finance the acquisition of certain vehicles, and to retire a portion of the Obligations owing Bank.

              (ii)    Interest shall accrue from the date of the funding of the Term Loan at the rate specified in Section 2.3(a)(ii). The Term Loan shall be payable in forty-eight (48) equal monthly installments of principal, plus all accrued interest, beginning on May 1, 2003, and continuing on the same day of each month thereafter through the Term Loan Maturity Date, at which time all amounts due under this Section 2.1(e) shall be immediately due and payable. The Term Loan, once repaid, may not be reborrowed. Borrower may prepay The Term Loan without penalty or premium."

        4.     Section 2.2 of the Agreement hereby is amended in its entirety to read as follows:

          "2.2    Overadvances.    If the aggregate amount of the outstanding Advances exceeds the lesser of the Committed Revolving Line or, if Borrower's Leverage is greater than 1.50:1.00, the

  Borrowing Base at any time, Borrower shall immediately pay to Bank, in cash, the amount of such excess."

        5.     Section 2.3(a)(ii) of the Agreement hereby is amended in its entirety to read as follows:

            "(ii)    Term Loan.    Except as set forth in Section 2.3(b), the Term Loan shall bear interest, on the outstanding daily balance thereof, at a variable rate equal to one and one half percent (1.50%) above the Prime Rate."

        6.     Section 6.7(c) of the Agreement hereby is amended in its entirety to read as follows:

          "(c)    Tangible Net Worth.    Commencing March 31, 2003, a Tangible Net Worth of not less than $9,000,000, plus (but not to be decreased by) (i) fifty percent (50%) of Borrower's aggregate net income per fiscal quarter, and (ii) one hundred percent (100%) of capital infusions, including Subordinated Debt."

        7.     Section 6.7(d) of the Agreement hereby is amended in its entirety to read as follows:

          "(d)    Profitability.    Annual minimum profit (net income after taxes) of Five Hundred Thousand Dollars ($500,000)."

        8.     Section 6.8 of the Agreement hereby is amended in its entirety to read as follows:

          "6.8    Intentionally Omitted."

        9.     The Exhibit D Borrowing Base Certificate of the Agreement shall be replaced in its entirety by the Exhibit D Borrowing Base Certificate attached hereto.

        10.   The Exhibit E Compliance Certificate of the Agreement shall be replaced in its entirety by the Exhibit E Compliance Certificate attached hereto.

        11.   Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

        12.   Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

        13.   This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

        14.   As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a)   this Amendment, duly executed by Borrower;

          (b)   Corporate Resolutions to Borrow;

          (c)   an agreement to provide insurance;

          (d)   disbursement instructions;

          (e)   a facility fee equal to (i) $35,000 on account of the Term Loan, and (ii) $0 (zero) on account of the Committed Revolving Line, which fee shall be fully earned and nonrefundable on the date hereof, and may be debited from any of Borrower's accounts with Bank;

          (f)    a documentation fee equal to $750.00, which fee shall be fully earned and nonrefundable on the date hereof, and may be debited from any of Borrower's accounts with Bank;

          (g)   an amount equal to all Bank Expenses incurred to date, which may be debited from any of Borrower's accounts with Bank; and

          (h)   an audit of the Collateral, with results satisfactory to Bank;

          (i)    receipt and review of audited financial statements for Borrower's year ended December 31, 2002, which shall reflect no material changes from the company-prepared financial statements prepared and delivered to Bank with respect to the same period; and

          (j)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SPY OPTIC, INC.
By:	/s/ BARRY BUCHHOLTZ
Title:	President
COMERICA BANK-CALIFORNIA
By:	/s/ RICHMOND C. BOYCE
Title:	VP

EXHIBIT D

BORROWING BASE CERTIFICATE

Borrower: SPY OPTIC, INC.	Lender: COMERICA BANK-CALIFORNIA

Commitment Amount: $6,000,000

DOMESTIC ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of		$
2.	Additions (please explain on reverse)		$
3.	TOTAL ACCOUNTS RECEIVABLE		$
DOMESTIC ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 60 days due/90 days invoice		$
5.	Balance of 20% over 60 days past due accounts		$
6.	Concentration Limits
7.	Governmental Accounts		$
8.	Contra Accounts		$
9.	Demo Accounts		$
10.	Intercompany/Employee Accounts		$
11.	Other (please explain on reverse)		$
12.	TOTAL DOMESTIC ACCOUNTS RECEIVABLE DEDUCTIONS		$
13.	Eligible Accounts (#3 minus #12)		$
14.	LOAN VALUE OF DOMESTIC ACCOUNTS (70% of #14)		$
FOREIGN ACCOUNTS RECEIVABLE
15.	Eligible Foreign Accounts		$
16	LOAN VALUE OF FOREIGN ACCOUNTS (90% of 15)		$
INVENTORY
17.	Eligible Domestic Inventory		$
18.	LOAN VALUE OF DOMESTIC INVENTORY (lesser of 40% of 17, or $2,000,000)		$
BALANCES
19.	Maximum Loan Amount	$
20.	Total Funds Available [Lesser of #19 or (#l4 + #l6 + #l8)	$
21.	Present balance owing on Line of Credit	$
22.	[Intentionally Omitted]	$
23.	Outstanding under Sublimits	$
24.	RESERVE POSITION (#20 minus #21, #22 and #23)	$

The undersigned represents and warrants that the foregoing is true, complete and correct in all material respects, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank-California.

SPY OPTIC, INC.

By:
Authorized Signer

EXHIBIT E

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK-CALIFORNIA
FROM:	SPY OPTIC, INC.

        The undersigned authorized officer of SPY OPTIC, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending                        with all required covenants, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

        Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant	Required		Complies
Monthly financial statements	Monthly within 30 days		Yes	No
Annual (CPA Audited)	FYE within 120 days		Yes	No
10K and 10Q	(as applicable)		Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 30 days (if required)		Yes	No
Financial Covenant	Required	Actual	Complies
Maintain on a Monthly Basis:
Minimum Current Ratio	1.25:1.00	:1.00	Yes	No
Maximum Debt-TNW	2.00:1.00	:1.00	Yes	No
Minimum Tangible Net Worth	$9,000,000*	$	Yes	No
Profitability	$500,000	$	Yes	No

* plus (i) fifty percent (50%) of Borrower's aggregate net income per fiscal quarter, and (ii) one hundred percent (100%) of capital infusions, including Subordinated Debt

Comments Regarding Exceptions: See Attached.	BANK USE ONLY
Sincerely,	Received by:

AUTHORIZED SIGNER

Date:
SIGNATURE
Verified:

AUTHORIZED SIGNER

TITLE	Date:

DATE	Compliance Status Yes No

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  Exhibit 10.6
SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT